UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):   December 22, 2010

USA REAL ESTATE INVESTMENT TRUST
(Exact name of registrant as specified in its charter)

California	0-16508	68-0420085

(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification
incorporation)		Number)

1066 Vanderbilt Way
Sacramento, California	95825

(Address of principal executive offices)	(Zip Code)

(916) 761-4992
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective December 22, 2010, Joyce A. Marks resigned as a trustee of USA Real Estate Investment Trust (“Trust”).  At the time of resignation she expressed no disagreements with the Trust or Gregory E. Crissman or Benjamin A. Diaz, the Trust’s two other trustees.  The two other trustees elected Jeffrey B. Berger to fill the resulting vacancy.  Mr. Berger will be eligible for compensation as a trustee the same as the other two trustees.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 27, 2010	USA REAL ESTATE INVESTMENT TRUST
	By:	/s/ Gregory E. Crissman
Gregory E. Crissman, as Chairman, Chief Executive Officer and Chief Financial Officer
(Duly Authorized Officer)